SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2000


 Commission           Exact name of registrant                  IRS Employer
 File Number         as specified in its charter              Identification No.
 -----------         ---------------------------              -----------------

  1-1910            BALTIMORE GAS AND ELECTRIC COMPANY            52-0280210




                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                          39 W. Lexington Street, 21201
                               Baltimore, Maryland
   --------------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

Baltimore Gas and Electric Company (BGE) hereby files the following exhibit in connection with the offering by BGE of $173,000,000 6.75% Remarketable or Redeemable Securities (ROARSSM) due 2012 pursuant to the registration statements of BGE (File Nos. 333-66015 and 333-47110) filed with the Securities and Exchange Commission under the Securities Act of 1933. The ROARS constitute an issue of the Medium-Term Notes, Series I referred to in such registration statements.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BALTIMORE GAS AND ELECTRIC COMPANY
                                   ---------------------------------------------
                                                     (Registrant)




Date:     December 19, 2000                      /s/ David A. Brune
          -----------------       ---------------------------------------------
                                 David A. Brune, Vice President on behalf of the Registrant and as Principal Financial Officer of the Registrant

                                  EXHIBIT INDEX


         Exhibit
         Number
         ------

          4(f) Specimen Note for $173,000,000 6.75% Remarketable or Redeemable Securities (ROARSsm) due 2012